Exhibit 10.60

CONFIDENTIAL

PUBLIC MEDIA WORKS INC. (“PMW”)

SHARE PURCHASE OFFER AND SUBSCRIPTION AGREEMENT

FOR CAPITAL STOCK

By executing this Purchase Offer and Subscription Agreement (the “Agreement”), the prospective shareholder agrees to be bound by the terms of the Agreement and agrees to purchase the number of shares of common capital stock (the “Shares”), as set forth in the signature page of this Agreement, subject to the terms and conditions of this Agreement

WHEREAS, the undersigned prospective shareholder whose rightful name is set forth in the signature page of this Agreement (the” Subscriber”), wishes to subscribe to a private placement of securities in PMW.

NOW THEREFORE:

1. Subscription for Capital Stock.

a) For each $0.30 in United States Dollars (“USD”) contributed by the subscriber, the Subscriber shall receive 1 (one) share of common stock capital stock of PMW (“Share”) under the terms and conditions of this Agreement. The Subscriber shall pay $0.30 for each Share, payable in cash or cash equivalent at the time of subscription.

b) Subject to all applicable regulatory requirements, current or future, the securities referred to herein, shall be issued on a Private Placement Basis as follows:

i. The shares will bear a legend similar as to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNISED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.”

2. Purchase Offer for Stock Certificates.

The undersigned hereby agrees to purchase the number of Shares set forth above the undersigned’s signature, and for each one share so purchased, to pay a total of $0.20, in cash or cash equivalent, upon subscription.

3. Modification and Approval of Offering.

Subject to the securities laws of United States and Canada, with regard to the private placement of securities, this offering may be modified or subject to approval.

4. Purchase Offer, Subscription Agreement and Additional Documents.

The Subscriber will complete all portions of the Purchase Offer and Subscription Agreement and the Purchaser Information Schedule, particularly those relating to the financial status of the Subscriber and the Subscriber agrees to complete or execute any further documents which may be necessary to fulfill the obligations of PMW or the Subscriber hereunder.

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5. Purchaser Representative Information Schedule.

The Subscriber will have the Purchaser Representative Information Schedule completed when a purchaser representative is used.

6. Execution of Documents.

A) Checks will be made payable to: Public Media Works Inc.

B) Signature pages are provided for individual purchasers and those purchasing shares in a joint capacity, for corporations or trusts. Please be sure to use the appropriate form. Two or more individuals purchasing shares in a joint capacity should clearly indicate the form in which legal title is to be held. If two or more individuals are not husband and wife but are purchasing in a joint capacity, all should sign the Purchase Offer and Subscription Agreement.

C) In the event that a purchase is made by a general partnership, all partners of the partnership should sign the Purchase Offer and Subscription Agreement as general partners. If the purchase is to be made by a limited partnership, it should be signed by all limited and all general partners. All partnerships whether limited or general, should forward a copy of their partnership agreements. Limited partnerships should forward a copy of their Certificate of Limited Partnership.

D) The appropriately authorized officer of any trust or corporation purchasing shares should sign the Purchase Offer and Subscription Agreement and the corporation or trust should submit with the signed Purchase Offer and Subscription Agreement a copy of the corporate minutes or other documents authorizing the purchase of shares. Trusts should forward a copy of their trust agreement.

E) Qualified plans should forward a copy of documents establishing the plan and other documents authorizing the purchase of Shares.

7. Representations and Warranties.

In any claim or action by the Subscriber against PMW and their agents and affiliates, PMW and their agents and affiliates may use the warranties as a defense or basis for seeking indemnity from the Subscriber. Regardless of any of the representations, warranties or acknowledgments contained herein, the undersigned does not hereby or in any manner waive any rights granted to the undersigned under any securities laws.

If the undersigned is purchasing the Shares in a fiduciary capacity or on behalf of an Individual Retirement Account or Pension Plan, the above representation and warranties shall be deemed to have been made on behalf of the person or persons for whom the undersigned is so purchasing. If the undersigned is a corporation, the undersigned is authorized and other wise duly qualified to hold interests in PMW.

The undersigned hereby represents and warrants that:

A) The undersigned acknowledges and agrees that he/she obtained knowledge of this investment by personal contact with the officers and/or directors PMW, and that such officers and/or directors have not disclosed any material non-public information to the undersigned.

B) The undersigned is an adult, and the Shares the undersigned is offering to purchase will be purchased solely for his/her own account or family or in a fiduciary capacity as agent for another, for investment purposes only, and not with a view to, or for the resale in connection with, any distribution thereof.

CONFIDENTIAL

C) The undersigned is aware that while there is a public market for the Shares of PMW that transfer of the Shares may be subject to certain restrictions as defined by this Agreement and registration under the securities laws of the United States and state and local jurisdictions in the United States, and subject to market conditions, and therefore that, as a consequence, it may not be possible for the undersigned to liquidate the shares.

D) The undersigned has had the opportunity to ask questions of and receive answers from PMW or a person acting on its behalf, concerning the terms and conditions of this investment.

E) The undersigned understands that he/she is purchasing an interest in PMW without being furnished any offering literature or prospectus other than publicly disclosed records and documents.

F) The undersigned has such knowledge or experience in financial and business matters that he/she is capable, either alone or together with his/her Purchaser Representative (if any) of evaluating the merits and risks of investing in PMW as a Shareholder.

G) The undersigned, in evaluating the merits and risks of an investment in the Shares of PMW, has relied on the advice of his/her own personal tax and legal counsel.

H) The undersigned acknowledges that (fill in name of Purchaser Representative if applicable):

                                                                                                                                                                            ;

has acted as his/her “Purchaser Representative” in evaluating an investment in PMW, as to the merits and risks of an investment in PMW, as to the suitability of the investment for the undersigned, and his/her Purchaser Representative has confirmed to the undersigned, in writing, (a copy of which instrument shall be annexed to this Agreement by the undersigned upon execution) that such Purchaser Representative is not affiliated in any manner as a director, officer or other employee, or beneficial owner of one percent or more of the Shares or other equity security of PMW, and that such Purchaser Representative has had no material relationship with PMW or their affiliates during the previous two years and will receive no compensation directly or indirectly from the purchase of the Shares of PMW by the undersigned.

I) The undersigned either i) has a net worth of more than $200,000 (exclusive of home, home furnishings and automobiles) or ii) a net worth of at least $1,000,000 (as defined above) and, estimates he/she will have during the current tax year, “gross income” as defined in Section 61 of Internal Revenue Code of 1986 as amended, of $200,000 or more without regard to the investment in the Shares of PMW, and has sufficient business and financial experience to evaluate the risk of the investment and sufficient financial strength to bear the risk of loss of the investment; or iii) meets suitability standards imposed by the appropriate regulatory authorities having jurisdiction over the offer or sales; or iv) is an accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission, as presently in effect.

J) The undersigned either has a pre-existing personal or business relationship with PMW or its officers, directors or controlling persons, or by reason of Investor’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by PMW, directly or indirectly, have the capacity to protect their own interests in connection with the purchase of the shares.

K) The undersigned is not aware of the publication of any advertisement in connection with the offer or sale of the shares.

L) The undersigned is able to bear the economic risk of the investment, which could result in a total loss of the investment.

M) The undersigned is aware that PMW reserves the right to reject this Purchase Offer and Subscription Agreement in its entirety.

CONFIDENTIAL

8. Miscellaneous.

A. The undersigned acknowledges that he/she understands the meaning and legal consequences of the representations and warranties contained in this Agreement and he/she hereby agrees to indemnify and hold harmless PMW and their agents and affiliates, from and against any and all loss, cost (including attorneys fees), damage or liability due to or arising out of a breach of any representation or warranty of the undersigned contained in this Agreement.

B. If the representations and warranties relating to the financial condition of the undersigned referred to in this Agreement shall not be true prior to the date on which PMW shall have accepted this subscription, and written notice of such fact has been given to PMW, then in any event this Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder, and PMW shall promptly return to the undersigned the Funds, plus interest actually earned thereon, if any, and this Purchase Offer and Subscription Agreement.

C. The undersigned and his/her Purchaser Representative on his/her behalf, may waive the conditions set forth herein, except as prohibited by applicable securities laws.

D. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his/her address set forth below and to PMW at, 14749 Oxnard St., Van Nuys, CA 91411.

E. Not withstanding the place where this Agreement be executed by each of the parties hereto, the parties expressly agree that all of the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware.

9. Covenants of PMW.

PMW acknowledges and agrees that the monies received under this Agreement are to be used for the specific purpose of paying PMW’s current accounts payable and for general working capital purposes, and that they will not be transferred to, or utilized on behalf of, any subsidiary of PMW, including but not limited to, their being used for any purpose related to film or television production.

CONFIDENTIAL

PURCHASE OFFER AND SUBSCRIPTION AGREEMENT FOR CAPITAL STOCK (US)

To be fully completed by the subscriber (choose one: an individual/officer or director/partner/trustee), who by executing this Purchase Offer and Subscription Agreement offers to become a Shareholder in PMW, agrees to purchase the number of Shares listed below, makes representations and warranties set forth in this Purchase Offer and Subscription Agreement, and represents that the statements and matter set forth in this Purchase Offer and Subscription Agreement are true and correct.

Number of Shares to be Purchased		Total Contribution: $65,000.00
($0.30 per Share
216,667		payable in cash upon subscription)

Legal Form of Ownership (check one):

☐ Individual Ownership		☐	Trust

☐ Joint Tenancy with Right of Survivorship		☐	Corporation

☐ Trustee		☐	IRA

☐ Tenancy in Common		☐	Custodian

☐ Common Property		☐	Other

If ownership is in joint tenancy, tenancy in common or community property, ALL signatures are required

x			/s/ Lyle Sawicki
Signature	Date		Signature (if more than one owner)	Date

Taxpayer I.D. # -			Taxpayer I.D. #

Print Name			Print Name

Give Legal Title, if applicable			Give Legal Title, if applicable

ACCEPTANCE

This Subscription Agreement will not be an effective Agreement until it is signed by an Officer of Public Media Works Inc.

This subscription is hereby accepted.

Date: 8.16.07		/s/ Mark Smith
Public Media Works Inc.	By:	Mark Smith
A Delaware Corporation	Its:	Chief Financial Officer